UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2010

FTI CONSULTING, INC.

(Exact name of registrant as specified in charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors

(b) On March 25, 2010, FTI Consulting, Inc. (“FTI”) announced that Jorge Celaya, its Executive Vice President and Chief Financial Officer, has voluntarily resigned to pursue other opportunities. Mr. Celaya’s resignation as an executive officer is effective immediately, although he will remain an employee through the close of business on March 30, 2010. Mr. Celaya has agreed to perform transition services as an independent contractor consultant during the period from March 31, 2010 through May 31, 2010. FTI and Mr. Celaya entered into an employment separation agreement providing for severance and certain other benefits. Under the terms of this agreement, Mr. Celaya will be paid severance in an amount equal to his current base salary plus $700,000, his equity grants will vest on an accelerated basis, and he will also receive standard separation benefits on the same basis as such benefits would be payable to other senior executives. The agreement also contains releases and other customary provisions. A copy of the employment separation agreement is attached as Exhibit 10.1 and is hereby incorporated herein by reference.

(c) FTI also announced that on March 25, 2010, its Board of Directors appointed David G. Bannister as Executive Vice President and Chief Financial Officer (principal financial officer) of the Company effective immediately. Mr. Bannister will retain his role in corporate development. Mr. Bannister has been an officer of FTI, since May 2005, and has served in various executive capacities, most recently, since 2008 as the Executive Vice President – Corporate Development and Chief Administrative Officer. Roger D. Carlile, the Executive Vice President and Chief Human Resources Officer, has been appointed to serve as Chief Administrative Officer effective immediately. He will retain his oversight of Human Resources, which he has led since January 2009. Mr. Carlile has been an Executive Vice President of FTI since January 2009. Mr. Carlile joined FTI as global leader of its Forensic and Litigation Consulting segment in 2003. A copy of FTI’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into Items 5.02 (b) and (c) hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement dated March 24, 2010 between FTI Consulting, Inc. and Jorge A. Celaya

99.1	Press Release of FTI Consulting, Inc. dated March 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: March 26, 2010	By:	/S/ ERIC B. MILLER
Eric B. Miller
Executive Vice President, General Counsel and Chief Ethics Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement dated March 24, 2010 between FTI Consulting, Inc. and Jorge A. Celaya

99.1	Press Release of FTI Consulting, Inc. dated March 25, 2010